UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 18, 2005

PRAXAIR, INC.

(Exact name of registrant as specified in its charter)

DELAWARE
(State or Other jurisdiction of incorporation)

1-11037	06-124-9050
(Commission File Number)	(IRS Employer Identification No.)

39 OLD RIDGEBURY ROAD, DANBURY, CT	06810-5113
(Address of principal executive offices)	(Zip Code)

(203)837-2000
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

1.01 Entry into a Material Definitive Agreement

On February 18, 2005, an Amendment No. 1 (the “Amendment”) was executed amending the Facility Agreement among Praxair Euroholding, S.L., an indirect wholly-owned subsidiary of Praxair, Inc., Praxair, Inc., the Lenders party thereto, Citigroup Global Markets, Inc., as Syndication Agent and ABN AMRO Bank N.V., as Administrative Agent and Documentation Agent. Entry into the Facility Agreement was reported in the Company’s Current Report on Form 8-K dated November 30, 2004, Filing No. 1-11037.

The Amendment conforms certain of the terms of the Facility Agreement to the corresponding terms of the $1,000,000,000 Credit Agreement dated as of December 23, 2004, which was reported in the Company’s Current Report on Form 8-K dated December 23, 2004, Filing No. 1-11037.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRAXAIR, INC.
Registrant

Date:	March 1, 2005	By:	/s/ James S. Sawyer
James S. Sawyer
Senior Vice President and
Chief Financial Officer

Exhibit Index

Exhibit 10.18a:	Amendment No. 1 to Facility Agreement.